Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

(the “Company”)

Supplement dated December 14, 2022, to the Company’s

Statement of Additional Information (“SAI”), dated October 1, 2022,

as supplemented and amended to date

Effective immediately, in the section of the Company’s SAI entitled “OTHER INFORMATION – Index Funds,” the information in the sub-section entitled “Supplemental Information About the Index Funds” is deleted in its entirety and replaced with the following:

The Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund (collectively, the “Index Funds”) each seek to provide investment results that closely correspond to the performance of the Index Fund’s respective target index. Both VALIC and SunAmerica, the investment adviser and Subadviser to the Index Funds, respectively, are indirect wholly-owned subsidiaries of Corebridge, a subsidiary of AIG. The Index Funds are permitted to trade in AIG and/or Corebridge stock to the extent such stock is represented in the target index.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.